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Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING
FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Howard R. Levine, state and attest that:

          (1)  To the best of my knowledge, based upon a review of the covered reports of Family Dollar Stores, Inc., and, except as corrected or supplemented in a subsequent covered report:

    •
    no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    •
    no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

          (2)  I have reviewed the contents of this statement with the Audit Committee of Family Dollar Stores, Inc.'s Board of Directors.

          (3)  In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

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    Form 10-K for the fiscal year ended August 31, 2002, of Family Dollar Stores, Inc.;

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    all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Family Dollar Stores, Inc., filed with the Commission subsequent to the filing of the Form 10-K identified above; and

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    any amendments to the foregoing.

/s/ HOWARD R. LEVINE Howard R. Levine President and Chief Executive Officer (Principal Executive Officer) November 20, 2002

Subscribed and sworn to before me this 20th day of November 2002.

/s/ FLORENCE W. STANLEY Notary Public My Commission Expires: October 13, 2003

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  Exhibit 99.1
STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS